Exhibit 10.1

SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT is dated and is effective the 27th day of March, 2006.

BETWEEN :	ASIA PROJECTS CORPORATION. a Nevada corporation, with registered office at Suite 200- 245 East Liberty Street, Reno, Nevada 89501, U.S.A.
( hereinafter called “ APC or the Company ” )
AND :	. SHAREHOLDER, whose address is,
( hereinafter called the “ INVESTOR ” )

WHEREAS                APC, an incorporated Nevada company, is desirous of offering ________of its

Common Shares ( the Shares ) to be subscribed for. The purpose of the offering is to raise funding to defray the Company’s expenses.

AND WHEREAS the INVESTOR has agreed to subscribe and the Company has agreed to offer the Shares to be subscribed on the terms and conditions herein set forth :

NOW THEREFORE IT IS AGREED :

1.	The INVESTOR hereby desires to subscribe to________of the Shares at a price of US$0.01 per share, for a total sum of US$________ .

2.

Upon receipt of the full purchase price by the Company, the Company will issue a Share

Certificate for ________of its Common Shares, within thirty (30) days. Such Share

Certificate can be picked up, or will be mailed by registered post to the address of the

INVESTOR, or his designate.

3.	All payments by the INVESTOR are irrevocable and is not subject to termination by the INVESTOR.

4.	As material inducement to accept the subscription, the INVESTOR hereby represents and warrants to the Company as of the date hereof that :

	(a)	He/she has sufficient assets to pay for the Shares without endangering his/her liquidity.

	(b)	He/she is financially ready, able and willing to subscribe to the Shares, and can bear the economic risk of losing the entire investment.

	(c)	He/she has substantial experience in making investment decisions of this type, and has been properly advised by his/her financial representative to do so.

	(d)	He/she has understands that he/she is acquiring the Shares without being furnished any offering literature, prospectus or business plan of the Company, except what will be contained in a future Registration Statement when the Company files with the SEC of the

United States, which will be available through the internet.

	(e)	He/she has had an opportunity to ask questions of and receive answers from the

Company on matters that pertain to the Company.

	(f)	he/she understands that the investment offered has not been registered under the Act,

and he/she is acquiring the Shares for his/her own account, for investment purposes only, and not with a view towards resale or distribution.

	(g)	He/she is not a United States person.

	(h)	He/she is not purchasing the Shares for the benefit of any U.S. person.

5.	The INVESTOR acknowledges that there will be a twelve month hold on such Shares.

6.	The INVESTOR fully understands that the book value of each Share is valued at US$0.001, and that the sale price of such Shares may not reflect the book value at all.

7.	The INVESTOR acknowledges that such Shares offered for sale, may not have a market at all, thereby requiring its investment to be maintained for an indefinite period of time.

8.

The INVESTOR agrees to indemnify and hold harmless the Company, its directors and officers from any and against any and all loss, damage or liability due to or arising out of any breach of any representation or warranty of the undersigned contained in this Share

Subscription Agreement.

9.

This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements,

understanding, negotiations and discussions, whether oral or written, of the parties and their representatives, and there are no general or specific warranties, representations, or other agreements by or among the parties in connection with the entering into of this

Agreement or the subject matter hereof except as specifically set forth herein.

10.	The INVESTOR declares that all of the foregoing information is true and correct.

IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.

Signed, Sealed and Delivered
by the INVESTOR in the presence of :
/s/ SHAREHOLDER _______________________________
Witness ________________________	SHAREHOLDER
Address ________________________
Signed, Sealed and Delivered	ASIA PROJECTS CORPORATION
by APC in the presence of :
______________________	/s/ DUDLEY DELAPENHA ________________________________ Authorized Signatory
Witness _______________________
Address